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                                                             Exhibit 99 (4) (bb)

                     MASTER TRANSFER AND NOVATION AGREEMENT
               (INVESTMENT ADVISORY AND ADMINISTRATION CONTRACTS)

     THIS MASTER TRANSFER AND NOVATION AGREEMENT (as amended, modified or supplemented from time to time, the "AGREEMENT"), dated as of April 1, 2006, by and among UBS GLOBAL ASSET MANAGEMENT (US) INC., a Delaware corporation registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and as an investment adviser under the Investment Advisers Act of 1940, as amended ("ADVISERS ACT") ("UBS GLOBAL AM"), UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC., a Delaware corporation registered as an investment adviser under the Advisers Act ("UBS GLOBAL AMERICAS"), and each of the investment companies listed on the signature pages hereto (each a "FUND" and together, the "FUNDS").

     WHEREAS, UBS Global AM is investment manager and administrator of the Funds pursuant, in the case of each Fund, to the contract listed next to the name of such Fund in SCHEDULE I hereto (each, as amended, modified or supplemented from time to time, a "CONTRACT" and together, the "CONTRACTS").

     WHEREAS, UBS Global AM, pursuant to each Contract, has agreed to provide investment advisory, management and administrative services to the Fund that is party to such Contract and to each portfolio or series of such Fund as now exists and as hereafter may be established.

     WHEREAS, the group of affiliated companies of which UBS Global AM is a member desires to undertake and consummate an internal business re-organization involving UBS Global AM and UBS Global Americas, which is an affiliate of UBS Global AM as well as a member of such group of affiliated companies.

     WHEREAS, pursuant to such internal business re-organization, UBS Global AM desires to transfer by novation to UBS Global Americas all of UBS Global AM's rights, title and interest, in and under each Contract, and all of UBS Global AM's duties and obligations under each Contract (each such transfer by novation is referred to herein as a "NOVATION").

     WHEREAS, UBS Global Americas desires to agree to the Novation and thereby accept such rights, title and interest, and assume such duties and liabilities.

     WHEREAS, each Fund desires to acknowledge and agree to the Novation of the Contract to which such Fund is a party and, pursuant to such Novation, accept UBS Global Americas, and substitute UBS Global Americas for UBS Global AM, as investment manager and administrator to furnish administrative, investment advisory and management services to such Fund, and each portfolio or series of such Fund as now exists and as hereafter may be established, in accordance with the terms of such Contract.

     WHEREAS, UBS Global AM, UBS Global Americas, UBS Financial Services Inc., and the Funds have received an opinion of counsel, of even date herewith, that the Novation of each Contract may be effected without the approval of the shareholders of the Fund to which such Contract relates because, among other things, such Novation would not be deemed to be an

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"assignment" of such Contract under the Investment Company Act of 1940, as amended (the "1940 ACT") or an amendment of such Contract under applicable State law (the "OPINION").

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, each Fund agrees with each of UBS Global AM and UBS Global Americas, and each of UBS Global AM and UBS Global Americas agrees with each other and such Fund, in each case in respect of the Contract to which such Fund is a party, as follows:

1. NOVATION. With effect from the date hereof:

     (a) UBS Global Americas shall have (and hereby accepts) the benefit of all of the rights, title and interest, of UBS Global AM in and under such Contract, and shall perform (and UBS Global Americas hereby assumes) all of the duties and obligations of UBS Global AM under such Contract.

     (b) UBS Global Americas shall be bound by such Contract in every way as if it were named as a party thereto in substitution for UBS Global AM.

     (c) Such Fund acknowledges, and agrees to, the Novation of such rights, title and interests, and duties and obligations, by UBS Global AM to UBS Global Americas, and acknowledges, and agrees to, the assumption by UBS Global Americas of such duties and obligations, in each case in respect of the Contract to which such Fund is a party. Such Fund shall be bound by such Contract in everyway as if UBS Global Americas were named as a party thereto in substitution for UBS Global AM.

     (d) Each of UBS Global AM and such Fund agrees that UBS Global Americas shall have no liability to UBS Global AM or such Fund in respect of any duties, obligations, causes of action, claims, liabilities or losses of any kind whatsoever arising out of or in connection with or under such Contract prior to the date hereof.

     (e) Each of UBS Global Americas and such Fund agrees that UBS Global AM shall have no liability to UBS Global Americas or such Fund in respect of any duties, obligations, causes of action, claims, liabilities or losses of any kind whatsoever arising out of or in connection with or under such Contract on or after the date hereof.

2. SEPARATE AGREEMENTS. Except as otherwise set forth in this Section 2, upon the execution and delivery by a Fund of its signature page hereto, (a) this Agreement shall be deemed to have been entered into by such Fund, UBS Global AM and UBS Global Americas only (with no other Fund or person being a party hereto), (b) this Agreement shall be deemed to be in relation to the Contract to which such Fund is a party and to no other Contract, and (c) this Agreement, and such Fund's agreements, consents, acknowledgements, rights and liabilities hereunder, shall be construed accordingly. Without prejudice to the generality of the foregoing, (i) no Fund has entered into this Agreement with the intention of creating any legal relations with any other Fund and each Fund has rights and liabilities under, and is otherwise a party to, this Agreement severally in its own capacity and not jointly with any other Fund, and (ii) no Fund shall have any contractual relationship, or rights against or owe any duties or obligations to, any other Fund arising out of, or in connection with, or merely because it or such other Fund is a party to, this Agreement.

                                       2

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     Each Fund (for the benefit of itself, each other Fund and each of UBS
Global AM and UBS Global Americas) and each of UBS Global AM (for the benefit of itself, each Fund and UBS Global Americas) and UBS Global Americas (for the benefit of itself, each Fund and UBS Global AM) agrees to this Section 2 and, to the extent it relates to this Section 2, to Section 5 of this Agreement.

3. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

4. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original but all of which together shall constitute but one and the same agreement.

5. GOVERNING LAW. This Agreement (other than Section 2) shall be construed in accordance with (a) the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof (if such Contract expressly provides that it, or some part of it, shall be construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof) or, (b) the laws of the State of New York without giving effect to the conflicts of laws principles thereof (if such Contract either (x) expressly provides that it, or some part of it, shall be construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof, or (y) does not expressly provide for any governing law). To the extent that the applicable laws of such State conflict with the applicable provisions of the 1940 Act, the latter shall control. Section 2 of this Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of law principles thereof, and to the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

6. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Where the effect of a requirement of the 1940 Act applicable to this Agreement or the transactions contemplated hereby is revised or relaxed by a rule, regulation, order, interpretation or "no-action" assurance or letter of the U.S. Securities and Exchange Commission or its staff, whether of special or general application, this Agreement shall be deemed to incorporate the effect of such rule, regulation or order. Without prejudice to the generality of the foregoing, capitalized terms defined in this Agreement, including in the recitals to this Agreement, shall have the meanings given to them in this Agreement or such recitals.

7. NEW AGREEMENT EXECUTION. Each of UBS Global Americas and each Fund may, but shall not be required to, execute a new agreement that is in substance identical to the Contract to which such Fund is a party (other than for the substitution of UBS Global Americas for UBS Global AM and the date of the agreement). Such agreement, with UBS Global Americas so


                                       3

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substituted, shall be effective as of the date thereof, shall replace such
Contract and, as stated in the Opinion, shall not require the approval of the shareholders of such Fund.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGES FOLLOW]


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                                      SCHEDULE I TO MASTER TRANSFER AND NOVATION
                                              AGREEMENT (INVESTMENT ADVISORY AND
                                                      ADMINISTRATION AGREEMENTS)

                                    CONTRACTS

ITEM   FUND                         NAME OF CONTRACT            PARTIES                                                  DATED
---------------------------------------------------------------------------------------------------------------------------------
1      UBS Index Trust              Investment Advisory and     PaineWebber Index Trust                                  10/14/97
                                    Administration Contract     UBS Global Asset Management (US) Inc. (as successor to
                                                                Mitchell Hutchins Asset Management Inc.)

2      UBS Investment Trust         Investment Advisory and     Mitchell Hutchins/Kidder, Peabody Investment Trust       4/13/95
                                    Administration Contract     UBS Global Asset Management (US) Inc. (as successor to
                                                                Mitchell Hutchins Asset Management Inc.)

3      UBS Select Money Market      Investment Advisory and     Mitchell Hutchins Institutional Series                   7/31/98
       Fund                         Administration Contract     UBS Global Asset Management (US) Inc. (as successor to
                                                                Mitchell Hutchins Asset Management Inc.)

4      UBS Select Treasury Fund     Investment Advisory and     UBS Money Series                                         3/15/04
                                    Administration Contract     UBS Global Asset Management (US) Inc.

5      UBS Liquid Assets Fund       Investment Advisory and     Mitchell Hutchins LIR Money Series                       2/1/00
                                    Administration Contract     UBS Global Asset Management (US) Inc. (as successor to
                                                                Mitchell Hutchins Asset Management Inc.)

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
ITEM   FUND                         NAME OF CONTRACT            PARTIES                                                  DATED
---------------------------------------------------------------------------------------------------------------------------------
6      UBS Cash Reserves Fund       Investment Advisory and     Mitchell Hutchins LIR Money Series                       2/1/00
                                    Administration Contract     UBS Global Asset Management (US) Inc. (as successor to
                                                                Mitchell Hutchins Asset Management Inc.)

7      UBS Master Series, Inc.      Investment Advisory and     PaineWebber Master Series, Inc.                          8/4/88
                                    Administration Contract     UBS Global Asset Management (US) Inc. (as successor to
                                                                Mitchell Hutchins Asset Management Inc.)

8      UBS PACE Select Advisors     Investment Management and   UBS PACE Select Advisors Trust                           6/15/95
       Trust                        Administration Agreement    UBS Global Asset Management (US) Inc.                    amended
                                                                                                                         8/1/04

9      UBS Series Trust             Investment Advisory and     PaineWebber Series Trust                                 4/21/88
                                    Administration Contract     UBS Global Asset Management (US) Inc. (as successor to
                                                                Mitchell Hutchins Asset Management Inc.)

10     Global High Income Dollar    Investment Advisory and     Global High Income Dollar Fund Inc.                      9/30/93
       Fund Inc.                    Administration Contract     UBS Global Asset Management (US) Inc. (as successor to
                                                                Mitchell Hutchins Asset Management Inc.)

11     Insured Municipal Income     Investment Advisory and     PaineWebber Premier Insured Municipal Income Fund Inc.   5/26/93
       Fund Inc.                    Administration Contract     UBS Global Asset Management (US) Inc. (as successor to
                                                                Mitchell Hutchins Asset Management Inc.)

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
ITEM   FUND                         NAME OF CONTRACT            PARTIES                                                  DATED
---------------------------------------------------------------------------------------------------------------------------------
12     Investment Grade             Investment Advisory and     PaineWebber Premier Tax-Free Income Fund Inc.            10/15/92
       Municipal Income Fund Inc.   Administration Contract     UBS Global Asset Management (US) Inc. (as successor to
                                                                Mitchell Hutchins Asset Management Inc.)

13     Managed High Yield Plus      Investment Advisory and     Managed High Yield Plus Fund Inc.                        2/8/01
       Fund Inc.                    Administration Contract     UBS Global Asset Management (US) Inc. (as successor to
                                                                Mitchell Hutchins Asset Management Inc.)

14     Strategic Global Income      Investment Advisory and     Strategic Global Income Fund, Inc.                       11/21/91
       Fund, Inc.                   Administration Contract     UBS Global Asset Management (US) Inc. (as successor to
                                                                Mitchell Hutchins Asset Management Inc.)

                                       4

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     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers designated as of the day and year first above written.

                                        UBS GLOBAL ASSET MANAGEMENT (US) INC.

Attest:


By: /s/ Eric Sanders                    By: /s/ Keith A. Weller
    ---------------------------------       ------------------------------------
Name: Eric Sanders                      Name: Keith A. Weller
Title: Director & Associate             Title: Executive Director & Senior
       General Counsel                         Associate
                                               General Counsel


                                        UBS GLOBAL ASSET MANAGEMENT (AMERICAS)
                                        INC.

Attest:


By: /s/ Eric Sanders                    By: /s/ Keith A. Weller
    ---------------------------------       ------------------------------------
Name: Eric Sanders                      Name: Keith A. Weller
Title: Director & Associate             Title: Executive Director & Senior
       General Counsel                         Associate
                                               General Counsel

                                        UBS INDEX TRUST


                                           By: /s/ Keith A. Weller
                                               ---------------------------------
                                           Name: Keith A. Weller
                                           Title: Executive Director & Senior
                                                  Associate
                                                  General Counsel


                                        UBS INVESTMENT TRUST


                                           By: /s/ Keith A. Weller
                                               ---------------------------------
                                           Name: Keith A. Weller
                                           Title: Executive Director & Senior
                                                  Associate
                                                  General Counsel


                                        UBS MONEY SERIES


                                           By: /s/ Keith A. Weller
                                               ---------------------------------
                                           Name: Keith A. Weller
                                           Title: Executive Director & Senior
                                                  Associate
                                                  General Counsel


                                        UBS MASTER SERIES, INC.


                                           By: /s/ Keith A. Weller
                                               ---------------------------------
                                           Name: Keith A. Weller
                                           Title: Executive Director & Senior
                                                  Associate
                                                  General Counsel

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                                        UBS PACE SELECT ADVISORS TRUST


                                           By: /s/ Keith A. Weller
                                               ---------------------------------
                                           Name: Keith A. Weller
                                           Title: Executive Director & Senior
                                                  Associate
                                                  General Counsel


                                        UBS SERIES TRUST


                                           By: /s/ Keith A. Weller
                                               ---------------------------------
                                           Name: Keith A. Weller
                                           Title: Executive Director & Senior
                                                  Associate
                                                  General Counsel


                                        GLOBAL HIGH INCOME DOLLAR FUND INC.


                                           By: /s/ Keith A. Weller
                                               ---------------------------------
                                           Name: Keith A. Weller
                                           Title: Executive Director & Senior
                                                  Associate
                                                  General Counsel


                                        INSURED MUNICIPAL INCOME FUND INC.


                                           By: /s/ Keith A. Weller
                                               ---------------------------------
                                           Name: Keith A. Weller
                                           Title: Executive Director & Senior
                                                  Associate
                                                  General Counsel

                                        INVESTMENT GRADE MUNICIPAL INCOME FUND
                                        INC.


                                           By: /s/ Keith A. Weller
                                               ---------------------------------
                                           Name: Keith A. Weller
                                           Title: Executive Director & Senior
                                                  Associate
                                                  General Counsel


                                        MANAGED HIGH YIELD PLUS FUND INC.


                                           By: /s/ Keith A. Weller
                                               ---------------------------------
                                           Name: Keith A. Weller
                                           Title: Executive Director & Senior
                                                  Associate
                                                  General Counsel


                                        STRATEGIC GLOBAL INCOME FUND, INC.


                                           By: /s/ Keith A. Weller
                                               ---------------------------------
                                           Name: Keith A. Weller
                                           Title: Executive Director & Senior
                                                  Associate
                                                  General Counsel